Taxes on Income	12 Months Ended
Dec. 31, 2017
Taxes on Income [Abstract]
TAXES ON INCOME
NOTE 13:-	TAXES ON INCOME

a.	Israeli taxation:

1.	Corporate tax rate in Israel:

The Israeli corporate income tax rate was 24% in 2017, 25% in 2016 and 26.5% in 2015.

In December 2016, the Israeli Parliament approved the 2016 Amendment which reduced the corporate income tax rate to 24% (instead of 25%) effective from January 1, 2017 and to 23% effective from January 1, 2018.

2.	Tax benefits under the Israeli Law for the Encouragement of Capital Investments, 1959 (“the Law”):

Effective January 1, 2011, the Knesset enacted the Law for Economic Policy for 2011 and 2012 (Amended Legislation), and among other things, amended the Law, (“the Amendment”). According to the Amendment, a flat corporate tax rate of 16% was established for exporting industrial enterprises (over 25%). The reduced tax rate will not be program dependent and will apply to the “Preferred Enterprise’s” (as such term is defined in the Investment Law) entire “preferred income”.

The Amendment also prescribes that any dividends distributed to individuals or foreign residents from the preferred enterprise’s earnings as above will be subject to tax at a rate of 20%.

The Company and one of its Israeli subsidiaries have elected to apply the new incentives regime under the Amendment to their industrial activity in Israel, subject to meeting its requirements, starting in 2011.

New Amendment- Preferred Technology Enterprise

In December 2016, the Israeli Knesset passed Amendment 73 to the Investment Law which included a number of changes to the Investments Law regimes. Certain changes were scheduled to come into effect beginning January 1, 2017, provided that regulations are promulgated by the Finance Ministry to implement the “Nexus Principles” based on OECD guidelines recently published as part of the Base Erosion and Profit Shifting (BEPS) project. The regulations were approved on May 1, 2017 and accordingly, these changes have come into effect. Applicable benefits under the new regime include:

Introduction of a benefit regime for “Preferred Technology Enterprises” granting a 12% tax rate in central Israel – on income deriving from Intellectual Property, subject to a number of conditions being fulfilled, including a minimal amount or ratio of annual R&D expenditure and R&D employees, as well as having at least 25% of annual income derived from exports. Preferred Technology Enterprise (“PTE”) is defined as an enterprise which meets the aforementioned conditions and for which total consolidated revenues of its parent company and all subsidiaries are less than NIS 10 billion.

A 12% capital gains tax rate on the sale of a preferred intangible asset to a foreign affiliated enterprise, provided that the asset was initially purchased from a foreign resident at an amount of NIS 200 million or more.

A withholding tax rate of 20% for dividends paid from PTE income (with an exemption from such withholding tax applying to dividends paid to an Israeli company). Such rate may be reduced to 4% on dividends paid to a foreign resident company, subject to certain conditions regarding percentage of foreign ownership of the distributing entity.

Starting 2017, part of the Company’s taxable income in Israel is entitled to a preferred 12% tax rate under Amendment 73 to the Investment Law.

3.	The Company’s Israeli entities have received final tax assessments for their Israeli tax return filings through the year 2013.

4.	Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969:

The Company qualifies as an Industrial Company within the meaning of the Law for the Encouragement of Industry (Taxes), 1969 (the “Industrial Encouragement Law”). The Industrial Encouragement Law defines an “Industrial Company” as a company that is resident in Israel and that derives at least 90% of its income in any tax year, other than income from defense loans, capital gains, interest and dividends, from an enterprise whose major activity in a given tax year is industrial production. Under the Industrial Encouragement Law, the Company is entitled to amortization of the cost of purchased know-how and patents over an eight-year period for tax purposes as well as accelerated depreciation rates on equipment and buildings.

Eligibility for the benefits under the Industrial Encouragement Law is not subject to receipt of prior approval from any governmental authority.

5.	Foreign Exchange Regulations:

Under the Foreign Exchange Regulations, the Company and some of its Israeli subsidiaries calculate their tax liability in U.S. Dollars according to certain orders. The tax liability, as calculated in U.S. Dollars is translated into NIS according to the exchange rate as of December 31 of each year.

b.	Non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective domiciles of residence. If earnings are distributed to Israel in the form of dividends or otherwise, the Company may be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding tax rates.

Neither Israeli income taxes, foreign withholding taxes nor deferred income taxes were provided in relation to undistributed earnings of the non-Israeli subsidiaries. This is because the Company intends to permanently reinvest undistributed earnings in the foreign subsidiaries in which those earnings arose. If these earnings were distributed in the form of dividends or otherwise, the Company would be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and non-Israeli withholding taxes.

The amount of the Company cash and cash equivalents that are currently held outside of Israel that would be subject to income taxes if distributed as dividends is $ 12,062. However, a determination of the amount of the unrecognized deferred tax liability for temporary difference related to those undistributed earnings of foreign subsidiaries is not practicable due to the complexity of the structure of our group of subsidiaries for tax purposes and the difficulty of projecting the amount of future tax liability.

Tax Reform- United States of America

The U.S. Tax Cuts and Jobs Act of 2017 (“TCJA”) was approved by the U.S. Congress on December 20, 2017 and signed into law by U.S. President Donald J. Trump on December 22, 2017. This legislation makes complex and significant changes to the U.S. Internal Revenue Code. Such changes include a reduction in the corporate tax rate and limitations on certain corporate deductions and credits, among other changes.

The TCJA reduces the U.S. federal corporate income tax rate from 35% to 21% effective January 1, 2018. In addition, the TCJA makes certain changes to the depreciation rules and implements new limits on the deductibility of certain expenses and deduction.

The Company’s subsidiaries in the United States do not have any foreign subsidiaries and, therefore, the remaining provisions of the TCJA have no material impact on the Company's results of operations.

The Company re-measured its U.S. deferred tax assets and liabilities, based on the rates at which they are expected to reverse in the future. The estimated tax benefit recorded related to the re-measurement of the provisional net deferred taxes was approximately $ 428.

The SEC staff has issued SAB 118 which will allow the Company to record provisional amounts during a measurement period. The Company has concluded that a reasonable estimate could be developed for the effects of the tax reform. However, due to the short time frame between the enactment of the reform and the year end, its fundamental changes, the accounting complexity, and the expected ongoing guidance and accounting interpretations over the next 12 months, the Company considers the accounting of the deferred tax re-measurement and other items to be incomplete.

c.	Net operating loss carryforwards:

As of December 31, 2017, three Israeli subsidiaries of the Company had operating loss carryforwards of $ 15,336 (mainly Formula Telecom Solutions Ltd. (“FTS”) which account for $ 12,686), which can be carried forward to offset against taxable income in the future for an indefinite period.

One of the Company’s subsidiaries in England had estimated total available tax loss carryforwards of $ 4,142 as of December 31, 2017, which can be carried forward to offset against future taxable income.

d.	Income before taxes on income:

	Year ended December 31,
	2015	2016	2017

Domestic	$18,350	$15,334	$19,442
Foreign	2,407	5,323	4,803

	$20,757	$20,657	$24,245

e.	Taxes on income:

Taxes on income (tax benefit) consist of the following:

	Year ended December 31,
	2015	2016	2017
Current:
Domestic	$3,466	$2,919	$5,928
Foreign	880	1,863	1,511

	4,346	4,782	7,439
Deferred taxes:
Domestic	(500)	(666)	(1,160)
Foreign	(165)	(167)	52

	(665)	(833)	(1,108)

Taxes on income	$3,681	$3,949	$6,331

f.	Deferred tax assets and liabilities:

Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company and its subsidiaries deferred tax assets are as follows:

	December 31,
	2016	2017

Net operating loss carryforwards	$3,838	$4,355
Allowances, reserves and intangible assets	1,943	1,974

Deferred tax assets before valuation allowance	5,781	6,329
Less - valuation allowance	(2,233)	(3,339)

Deferred tax assets, net	$3,548	$2,990

	December 31,
	2016	2017

Long-term tax assets	$3,548	$2,990
Long-term tax liabilities	(12,494)	(11,331)

Net deferred tax liabilities	$(8,946)	$(8,341)

Deferred tax liabilities are mainly in respect of certain property and equipment, acquired intangible assets and capitalized software costs.

The Company has provided valuation allowances in respect of certain deferred tax assets resulting from operating losses carry forwards and other reserves and allowances due to uncertainty concerning realization of these deferred tax assets.

g.	Reconciliation of the theoretical tax expense to the actual tax expense:

A reconciliation between the theoretical tax expense, assuming all income is taxed at the statutory tax rate applicable to income for an Israeli company (2015, 2016 and 2017 statutory tax rate 26.5%, 25% and 24%, respectively), and the actual tax expense as reported in the statements of income is as follows:

	Year ended December 31,
	2015	2016	2017

Income before taxes, as reported in the consolidated statements of income	$20,757	$20,657	$24,245

Statutory tax rate	26.5%	25%	24%

Theoretical tax expenses on the above amount at the Israeli statutory tax rate	$5,501	$5,164	$5,819
Tax adjustment in respect of different tax rates	(923)	(1,214)	268
Deferred taxes on losses for which full valuation allowance was provided in the past	131	(455)	658
Tax-deductible costs, not included in the accounting costs	(733)	(342)	(38)
Tax benefits in respect of prior years, net	(133)	1,262	(488)
Nondeductible expenses	177	(232)	70
Uncertain tax position and other differences	(339)	(234)	42

Income tax	$3,681	$3,949	$6,331

h.	The Company applies ASC 740, “Income Taxes” with regards to tax uncertainties. During the years ended December 31, 2015, 2016 and 2017 the Company recorded $ 324, $ 159 and $ 300 (respectively) of tax expenses as a result of this application.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

Gross unrecognized tax benefits at January 1, 2015	$342

Increase in tax positions taken in prior years	469

Decrease in tax positions taken in prior years	(145)

Gross unrecognized tax benefits at December 31, 2015	666

Increase in tax positions taken in prior years	159

Decrease in tax positions taken in prior years	-

Gross unrecognized tax benefits at December 31, 2016	825

Increase in tax positions taken in prior years	300

Decrease in tax positions taken in prior years	-

Gross unrecognized tax benefits at December 31, 2017	$1,125

Although the Company believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement, there is no assurance that the final tax outcome of its tax audits will not be different from that which is reflected in the Company’s income tax provisions. Such differences could have a material effect on the Company’s income tax provision, cash flow from operating activities and net income in the period in which such determination is made.